Exhibit 10.2 TEMPORARY LIMITED WAIVER This TEMPORARY LIMITED WAIVER (this “Agreement”) is entered into as of September 14, 2016, by and among Basic Energy Services, Inc., as Borrower (the “Borrower”), the guarantors party hereto (together with Borrower, the “Loan Parties”), the Lenders party hereto, and Bank of America, N.A. (“BofA”), as Administrative Agent for the Lenders (in such capacity, “Agent” and collectively with the Lenders, the “Lender Parties”), Swing Line Lender and L/C Issuer. RECITALS A. Borrower, the other Loan Parties, Agent and the Lenders (including the Lenders party hereto) are parties to that certain Amended and Restated Credit Agreement, dated as of November 26, 2014 (as has been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders agreed, upon the terms and subject to the conditions set forth in the Credit Agreement, to make loans and other extensions of credit, including the issuance of letters of credit, to Borrower. B. Borrower has previously disclosed to the Agent and the Lenders that it has failed to make the interest payment that was due and payable on August 15, 2016 with respect to the Borrower’s 2019 Senior Notes, such 2019 Senior Notes having an aggregate principal amount of more than $15,000,000 (the “Missed Interest Payment”). C. The Missed Interest Payment will become an “Event of Default” (as defined in the 2019 Senior Note Documents) on September 14, 2016, which will result in an Event of Default pursuant to Section 8.01(e) of the Credit Agreement (the “Anticipated Event of Default”). D. Borrower has requested that Agent and the Lenders temporarily waive during the Temporary Limited Waiver Period (as defined below) the Anticipated Event of Default. E. Borrower has, on or prior to the date hereof, entered into a Treasury Management Services Security and Control Agreement (the “Control Agreement”) by and among Borrower, BofA as secured party, and BofA, as depository, pursuant to which Borrower has deposited $2,000,000 (the “Pledged Cash”) into the account specified therein as security exclusively for the obligations under that certain Bank of America Corporate Purchasing Card Agreement, between BofA and Basic Energy Services L.P., dated on or around July 21, 2005 and that certain Commercial Prepaid Card Purchase Agreement between BofA and the Borrower dated on or around March 14, 2006 (each as amended, supplemented or modified from time to time, collectively, the “Credit Card Program”). F. Upon the terms and subject to the conditions set forth in this Agreement, the Lenders party hereto, which constitute Required Lenders as of the Effective Date have agreed, except as expressly set forth herein, to temporarily waive the Anticipated Event of Default during the Temporary Limited Waiver Period. NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

2 SECTION 1. Definitions. Unless otherwise defined in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement. All references to herein, hereto and words of similar import mean this Agreement. SECTION 2. Confirmation by Loan Parties of Obligations and Anticipated Event of Default. (a) Each Loan Party acknowledges and agrees that, as of the Effective Date, the aggregate outstanding principal balance of the Loans under the Credit Agreement is $0.00 and the aggregate outstanding face amount of all Letters of Credit which have been issued under the Credit Agreement is $51,062,139, exclusive of interest, fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents, all of which the Loan Parties hereby acknowledge and agree are outstanding and payable in accordance with the Loan Documents. (b) Each Loan Party further acknowledges and agrees that (x) in addition to any other rights and remedies that the Lender Parties may have under the Loan Documents, at law, in equity or otherwise, in the absence of the Temporary Limited Waiver (as defined below), the Anticipated Event of Default would permit the Lender Parties to require that the Borrower Cash Collateralize the L/C Obligations in accordance with Section 8.02 of the Credit Agreement, (y) solely with respect to the Anticipated Event of Default, this Agreement constitutes a notice of the occurrence of a Default as required by Section 6.03(a) of the Credit Agreement, and (z) the commitment of any Lender to make Loans and the obligation of any L/C Issuer to make L/C Credit Extensions have in each case been terminated. SECTION 3. Temporary Limited Waiver; Temporary Limited Waiver Default Rights and Remedies. (a) In reliance upon the representations, warranties and covenants of the Loan Parties contained in this Agreement, and upon the terms and subject to the conditions of this Agreement, effective as of the Effective Date, each of the Lender Parties hereby waives the Anticipated Event of Default until the Temporary Limited Waiver Period ends in accordance with the terms hereof; provided that nothing herein shall (i) constitute a waiver of the Required Lenders’ right to request, pursuant to Section 2.03(h) of the Credit Agreement, that Letter of Credit Fees be calculated based on the Default Rate or (ii) be deemed to permit Borrower or any Subsidiary to take any action under any Loan Document that is conditioned upon there being no Default or Event of Default existing at the time of such action (such waiver, subject to the limitations set forth in the foregoing clauses (i) and (ii), the “Temporary Limited Waiver”). In addition, each of the Lender Parties acknowledges and agrees that during the Temporary Limited Waiver Period no right exists to (and none of the Agent, any Lender or any other Person shall) exercise any right or remedy pursuant to Section 8.02 of the Credit Agreement or pursuant to any other provision of any Loan Document (other than as set forth in the immediately preceding sentence), in each case, arising on account of the Anticipated Event of Default. (b) In accordance with Section 2.03(h) of the Credit Agreement, the Required Lenders hereby request, effective from and including the Effective Date, the Borrower to pay Letter of Credit Fees with respect to the outstanding Letters of Credit under the Credit

3 Agreement at the Default Rate. Notwithstanding the Temporary Limited Waiver and in consideration of the granting thereof, the Borrower hereby agrees to pay Letter of Credit Fees with respect to the outstanding Letters of Credit under the Credit Agreement at the Default Rate in accordance with Section 2.03(h) so long as, without giving effect to the Temporary Limited Waiver, any Anticipated Event of Default or any other Event of Default exists. (c) Borrower and each other Loan Party acknowledges and agrees that, so long as, without giving effect to the Temporary Limited Waiver, the Anticipated Event of Default or any other Event of Default exists, (i) it is not permitted to and it will not take any action under any Loan Document that is conditioned upon there being no Default or Event of Default existing at the time of such action and (ii) neither the Agent nor any Lender is required to facilitate or otherwise permit any action under any Loan Document that is conditioned upon there being no Default or Event of Default existing at the time of such action. (d) Borrower acknowledges and agrees that the Temporary Limited Waiver is a one-time waiver and is limited to the extent specifically set forth above. Except for the Anticipated Event of Default during the Temporary Limited Waiver Period as described in this Section 3, each Loan Party acknowledges and agrees that the Temporary Limited Waiver shall not waive (or be deemed to be or constitute a waiver of) any covenant, term or provision in the Credit Agreement or any other Loan Document (or any breach thereof or any Default or Event of Default) or hinder, restrict or otherwise modify any of the rights and remedies of any of the Lender Parties in respect of any present or future Default or Event of Default (whether or not related to the Anticipated Event of Default) under the Credit Agreement or any other Loan Document, at law, in equity or otherwise. (e) Immediately upon the Temporary Limited Waiver Period ending in accordance with the terms hereof, the agreements set forth in Section 3(a) shall be void ab initio. (f) As used herein, the term “Temporary Limited Waiver Period” shall mean the period beginning on the Effective Date and ending on the earliest to occur of (the occurrence of an event described in clause (i), (ii) or (iii) below , a “Termination Event”): (i) the occurrence or existence of any Event of Default (other than the Anticipated Event of Default), (ii) notice from the Agent or the Required Lenders of the occurrence or existence of any Temporary Limited Waiver Default (as defined below) or (iii) the later of (A) September 28, 2016 or (B) such later date as the Required Lenders and the Borrower may agree in their respective sole discretion. (g) As used herein, the term “Temporary Limited Waiver Default” shall mean the occurrence or existence of any of the following: (i) any representation or warranty contained in this Agreement shall be incorrect in any material respect as of the Effective Date, provided that if any such representation or warranty is qualified by or subject to a materiality qualification, such representation or warranty shall be incorrect in any respect; (ii) any Loan Party breaches any provision of this Agreement in any material respect;

4 (iii) the initiation of any action by, or any other legal challenge of, any Loan Party or any Affiliate thereof to invalidate or limit the enforceability of any provision of this Agreement or any other Loan Document; and (iv) (A) the delivery of an “acceleration notice” under (and as defined in) the 2019 Senior Notes Documents by the trustee under the 2019 Senior Notes Documents or the holders of at least 25% of the aggregate principal amount of the 2019 Senior Notes then outstanding or (B) the acceleration of the 2019 Senior Notes or any other exercise of remedies with respect thereto. (h) Upon the occurrence of a Termination Event, the Temporary Limited Waiver Period shall immediately end without the requirement of any demand, presentment, protest, notice or other action of any kind, all of which Borrower and the other Loan Parties each waives, and the Lender Parties shall be entitled to exercise all rights and remedies available under the Loan Documents and/or applicable law in respect of any Anticipated Event of Default that has occurred and is continuing. (i) Any agreement by the Lender Parties to extend the Temporary Limited Waiver Period, if any, must be set forth in writing and signed by a duly authorized signatory of each of the Agent and the Required Lenders. (j) Borrower and the other Loan Parties each acknowledge that the Lender Parties have not made any assurances concerning (i) any possibility of an extension of the Temporary Limited Waiver Period, (ii) the manner in which or whether any Anticipated Event of Default may be resolved or (iii) any additional forbearance, waiver, restructuring or other accommodations. (k) The parties hereto agree that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that any Lender Party may be entitled to take or bring in order to enforce its rights and remedies against Borrower or any other Loan Party are, to the fullest extent permitted by law, tolled and suspended during the Temporary Limited Waiver Period. SECTION 4. Credit Card Program. In connection with Borrower’s execution and delivery of the Control Agreement and the depositing of the Pledged Cash (i) the Agent hereby agrees that, so long as the Pledged Cash shall be maintained as security for the Credit Card Program in the amount of not less than $2,000,000 (or such lesser amount as may be agreed by BofA), no Bank Product Reserve or any other Availability Reserve shall be imposed under the Credit Agreement in respect of the Credit Card Program and (ii) BofA hereby agrees that so long as the Pledged Cash is maintained as security for the Credit Card Program in the amount of not less than $2,000,000 (or such lesser amount as may be agreed by BofA) it shall not terminate the Credit Card Program as a result of the institution by or against any Loan Party of a proceeding under any Debtor Relief Law; provided that, unless a cash management order or other applicable order has been entered in form and substance reasonably acceptable to BofA, BofA reserves its right temporarily to suspend the Credit Card Program at any time after the date that is one week after the Borrower’s filing of an Insolvency Proceeding and continuing until such an order has been entered; and (iii) each of the Lenders party hereto consents to the Borrower’s execution and

5 delivery of the Control Agreement and the depositing of the Pledged Cash with BofA to secure the Credit Card Program and agrees that such actions shall not constitute a Default or Event of Default under the Credit Agreement or any other Loan Document. SECTION 5. Representations of the Loan Parties. To induce Agent and the other Lender Parties to execute and deliver this Agreement, each Loan Party represents, on a several and not joint basis, to the Lender Parties as of the Effective Date that: (a) the execution, delivery and performance by such Loan Party of this Agreement has been duly authorized by all necessary corporate or other organizational action, and this Agreement is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms; (b) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby by such Loan Party will contravene the terms of such Loan Party’s Organization Documents; conflict with or result in any breach or contravention of, or require any payment to be made under, any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries except for conflicts, breaches or contraventions that could not reasonably be expected to result in a Material Adverse Effect; violate any Law or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or result in the creation or imposition of any Lien on any property of such Loan Party; (c) Other than the Missed Interest Payment and the Anticipated Event of Default, no Default, Event of Default or Temporary Limited Waiver Default has occurred or is continuing; (d) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement (other than the representation and warranty contained in Section 5.07 of the Credit Agreement, solely as it relates to the Missed Interest Payment or the Anticipated Event of Default) and the other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same effect as though made on as and as of such Date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date, provided that if any such representation or warranty referenced in this clause (d) is qualified by or subject to a “material adverse effect” or similar term or qualification, such representation or warranty shall be true and correct in all respects; (e) the execution, delivery and performance of this Agreement are within the limited liability company, limited partnership, or corporate power and authority of such Loan Party and have been duly authorized by appropriate limited liability company, limited partnership or corporate action and proceedings; (f) there are no governmental or other third party authorizations, approvals, actions, notices or filings required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for the authorizations, approvals, actions,

6 notices and filings which have been duly obtained, taken, given or made and are in full force and effect, are required by the Loan Documents, or in the case of any authorization, approval, action, notice or filing from or with a Person other than a Governmental Authority, the failure to have could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (g) the Liens under the Loan Documents are valid, subsisting and perfected and secure the Obligations with the priority required by the Loan Documents. SECTION 6. Ratification of Liability. Borrower and the other Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which it is a party, and ratify and reaffirm their grants of liens on or security interests in their properties (including the Collateral) pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations under or with respect to the Credit Agreement, and confirm and agree that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document. Borrower and the other Loan Parties further agree and reaffirm that the Loan Documents to which they are parties now apply to all Obligations as defined in the Credit Agreement (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document). Each such party (i) further acknowledges receipt of a copy of this Agreement, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed. SECTION 7. Reference To And Effect Upon The Credit Agreement. (a) Borrower and the other Loan Parties hereby confirm that this Agreement and the other Loan Documents are in full force and effect as of the Effective Date, and that neither Borrower nor any other Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document. (b) Except as expressly set forth herein or in the Credit Agreement, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to continue to defer any enforcement action after the occurrence of any Default or Event of Default (including, without limitation, any Temporary Limited Waiver Default), (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents nor constitute a novation of any of the Loan Documents or of the Obligations under the Credit Agreement or other Loan Documents, (iii) impair, limit, prejudice, amend, modify or operate as a waiver of (A) any terms, conditions, obligations, covenants or agreements of the Credit Agreement or any other Loan Documents or any other document or agreement related thereto, all of which are ratified and affirmed in all

7 respects and shall continue in full force and effect, or (B) any right, power or remedy of any Lender Party, whether such right, power or remedy exists now or in the future, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each Lender Party reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law. (c) From and after the Effective Date, the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement. (d) This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation, amendment or release of the Credit Agreement or any other Loan Document, all of which remain in full force and effect. SECTION 8. Costs And Expenses, Etc. Section 10.04 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 9. Governing Law; Consent to Jurisdiction and Venue. This Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction. Section 10.14 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 10. Construction. Section 1.02 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. SECTION 12. Severability. Section 10.12 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 13. Further Assurances. Borrower and each other Loan Party agrees to take all further actions and execute all further documents as Agent or the Required Lenders may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith. SECTION 14. Section Headings. Section headings in this Agreement are included herein for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 15. Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.

8 SECTION 16. Effectiveness. This Agreement shall become effective at the time (the “Effective Date”) that the following conditions precedent have been satisfied: (a) the Agent shall have received duly executed signature pages for this Agreement signed by the Agent, the Required Lenders, Borrower and other Loan Parties; (b) the Agent shall have received evidence reasonably satisfactory to it that the Term Loan Agent and the “Required Lenders” (as defined in the Term Loan Agreement) have agreed to a temporary limited waiver of the Anticipated Event of Default and any other anticipated Events of Default under the Term Loan Agreement as to which Borrower has given notice during the period corresponding to the Temporary Limited Waiver Period. (c) the Agent shall have received evidence reasonably satisfactory to it that the holders of at least 51% of the 2019 Senior Notes have agreed to forbear from accelerating the maturity of the 2019 Notes as a result of the Anticipated Event of Default during the period corresponding to the Temporary Limited Waiver Period. (d) the representations and warranties in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date (other than the representation and warranty contained in Section 5.07 of the Credit Agreement, solely as it relates to the Missed Interest Payment and the Anticipated Event of Default), provided that if any such representation or warranty is qualified by or subject to a materiality qualification, such representation or warranty shall be true and correct in all respects; and (e) other than the Missed Interest Payment and the Anticipated Event of Default , no Default, Event of Default or Temporary Limited Waiver Default shall have occurred and be continuing as of the Effective Date. SECTION 17. Waiver of Jury Trials. Section 10.15 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 18. Assignments; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of Borrower, the other Loan Parties, the Lender Parties and their respective successors and assigns; provided, that none of the parties hereto or any other Lender shall be permitted to delegate any of their respective duties or assign any of their respective rights and remedies hereunder except in accordance with Section 10.06 of the Credit Agreement without the prior written consent of the Required Lenders and the Agent in their sole discretion. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights are hereby expressly disclaimed. SECTION 19. Final Agreement, Etc. Section 10.21 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 20. Amendments. This Agreement may not be amended, and no provision hereof may be waived, except by an instrument signed by the Required Lenders and the Loan Parties. SECTION 21. RELEASE. EACH OF THE LOAN PARTIES (IN ITS OWN RIGHT AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS) HEREBY EXPRESSLY AND

9 UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT IT HAS NO SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, DEFENSES, CLAIMS, CAUSES OF ACTION, ACTIONS OR DAMAGES OF ANY CHARACTER OR NATURE, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT, OR INDIRECT, IN EACH CASE WHICH ARISE OUT OF OR ARE RELATED TO THE OBLIGATIONS OR ANY OF THE LOAN DOCUMENTS (EACH, A “RELEASED CLAIM”), AGAINST ANY OF THE LENDER PARTIES, ANY OF THEIR AFFILIATES OR ANY OF THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS OR REPRESENTATIVES OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS (COLLECTIVELY, THE “LENDER-RELATED PARTIES”); PROVIDED THAT, IN EACH CASE, SUCH RELEASED CLAIM IS BASED ON FACTS, EVENTS, OR CONDITIONS, WHETHER KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE EFFECTIVE DATE. IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF AGENT AND REQUIRED LENDERS TO ENTER INTO THIS AGREEMENT, EACH OF THE LOAN PARTIES HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVES AND FULLY AND FINALLY RELEASES AND FOREVER DISCHARGES ALL LENDER-RELATED PARTIES FROM, AND COVENANTS NOT TO SUE THE LENDER-RELATED PARTIES FOR, ANY AND ALL RELEASED CLAIMS, WHICH ANY LOAN PARTY OWNS AND HOLDS AS OF THE EFFECTIVE DATE, OR HAS AT ANY TIME PRIOR TO THE EFFECTIVE DATE OWNED OR HELD, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS SECTION IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE LENDER-RELATED PARTIES BY ANY OF THE LOAN PARTIES AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY ANY OF THE LOAN PARTIES IN FAVOR OF ANY OF THE LENDER-RELATED PARTIES. [Signature pages to follow]

SIGNATURE PAGE TO TEMPORARY LIMITED WAIVER IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above. BASIC ENERGY SERVICES, INC. By: Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

SIGNATURE PAGE TO TEMPORARY LIMITED WAIVER GUARANTORS: ACID SERVICES, LLC ADMIRAL WELL SERVICE, INC. BASIC ENERGY SERVICES GP, LLC BASIC ESA, INC. BASIC MARINE SERVICES, INC. CHAPARRAL SERVICE, INC. FIRST ENERGY SERVICES COMPANY GLOBE WELL SERVICE, INC. JETSTAR ENERGY SERVICES, INC. JETSTAR HOLDINGS, INC. JS ACQUISITION LLC LEBUS OIL FIELD SERVICE CO. MAVERICK COIL TUBING SERVICES, LLC MAVERICK SOLUTIONS, LLC MAVERICK STIMULATION COMPANY, LLC MAVERICK THRU-TUBING SERVICES, LLC MCM HOLDINGS, LLC MSM LEASING, LLC PERMIAN PLAZA, LLC PLATINUM PRESSURE SERVICES, INC. SCH DISPOSAL, L.L.C. SLEDGE DRILLING CORP. TAYLOR INDUSTRIES, LLC THE MAVERICK COMPANIES, LLC XTERRA FISHING & RENTAL TOOLS CO. By: Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

SIGNATURE PAGE TO TEMPORARY LIMITED WAIVER BASIC ENERGY SERVICES, L.P. By: Basic Energy Services GP, LLC, its sole general partner By: Basic Energy Services, Inc., its sole member By: Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

SIGNATURE PAGE TO TEMPORARY LIMITED WAIVER BASIC ENERGY SERVICES LP, LLC By: Name: Jerry Tufly Title: Sole Manager and President